ING Partners, Inc.

ING Solution Growth and Income Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution 2055 Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated January 8, 2010

to the Portfolios’ current Adviser (“ADV”) Class and Service (“S”) Class Prospectus,

Initial (“I”) Class Prospectus, Service 2 Class (“Class S2”) Prospectus,

and Class T Prospectus (each a “Prospectus” and collectively “Prospectuses”)

Effective January 5, 2010 the Portfolios’ Prospectuses were revised as follows:

The section entitled “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds” of each Prospectus is amended to include the following:

ING STOCK INDEX PORTFOLIO

Investment Objective: Total return.

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co.

Main Investments: The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the Standard & Poor’s 500® Composite Stock Price Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The Portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. Under certain circumstances, the Portfolio may not hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. The Portfolio does not always perform exactly like its target index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore, has a slight performance disadvantage over the Index. In the event that the Portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the Sub-Adviser may invest the entire amount of the Portfolio’s assets in Index futures, in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive thereunder or in a combination of Index futures and ETFs. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331⁄3% of its total assets.

Main Risks: Derivatives, equity securities, index strategy, liquidity, market and company, market capitalization, other investment companies, securities lending.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE